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                                                                      EXHIBIT 23

                  [Moore, Horton & Carlson, P.C. Letterhead]

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Fulton Bancorp, Inc.
Fulton, Missouri

We hereby consent to the incorporation by reference in the Registration Statement Form S-8 of Fulton Bancorp, Inc. (File No. 333-39343) of our report dated August 27, 1999 except for Note P, as to which the date is September 14, 1999, appearing in Form 10-KSB on pages F-2.


                                        /s/ Moore, Horton & Carlson, P.C.
                                        ---------------------------------

Mexico, Missouri
September 24, 1999